                                                                    EXHIBIT 99.2



                      CHIEF FINANCIAL OFFICER CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Donald L. Allen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K for Saddlebrook Resorts, Inc. for the period ended December 31, 2002 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.



Date: March 28, 2003                           /s/ Donald L. Allen
      --------------                         ----------------------------
                                                   Donald L. Allen
                                             Vice President and Treasurer